                                                                   EXHIBIT 10.21

                       MASTER TOWER SITE LEASE AGREEMENT
                       ---------------------------------

     THIS MASTER TOWER SITE LEASE AGREEMENT ("Master Lease") is entered into this 1st day of May, 1998, by and between SCANA Communications, Inc., a South Carolina corporation, ("Landlord") and Triton PCS Property Company , L.L.C. , a Delaware corporation ("Tenant").

                                  WITNESSETH:

     This Master Lease is intended to govern the relationship between the parties with respect to properties which Landlord wishes to lease to Tenant and which Tenant wishes to lease from Landlord. The parties acknowledge that they will enter into a Site Lease Supplement ("Site Supplement"), the form of which is annexed hereto, for each property to which this Master Lease will apply.

     In consideration of the terms, provisions, conditions, covenants, and agreements herein set forth, Landlord does hereby grant unto Tenant a lease to place a Communications Facility(ies) (defined below), including without limitation an equipment shelter on the ground and antennas and associated cabling and mounting supports on the Tower, as specifically defined in each Site Supplement. The parties hereto agree as follows:

1.   SITE SUPPLEMENT.
     ---------------

     Subject to the following terms and conditions, Landlord agrees to lease to Tenant certain space on Landlord's Property ("Property"). The Property includes a parcel of land or interest therein ("Land"), a telecommunications tower located thereon ("Tower"), and all necessary access and utility easements. Landlord wishes to lease to Tenant, and Tenant wishes to lease from Landlord, space on the Land and the Tower sufficient to accommodate the Communications Facility which Tenant desires to construct on the Property. The parties shall execute a Site Supplement for each transaction governed by this Master Lease. Each Site Supplement shall define the Landlord, Tenant, Property, Easements, Tenant's equipment, monthly rent, and other details specific to that particular transaction. Tenant's use of the Property shall be limited to the portion of the Property defined in the Site Supplement, together with easements for access and utilities described and depicted in Exhibit A thereto. Each Site Supplement shall commence on the date Landlord completes construction.

2.   MASTER LEASE TERM AND RENEWAL.
     -----------------------------

     The term of the Master Lease shall commence on the date that the first Site Supplement is fully executed by both parties, and shall terminate on the expiration or termination date of the last outstanding Site Supplement entered into pursuant hereto.

3.   SITE SUPPLEMENT TERM AND RENEWAL.
     --------------------------------

     The initial term of each Site Supplement shall be five (5) years from the commencement date of each as specified therein, unless terminated as provided herein. Tenant shall have the right to continue each Site Supplement for up to four additional successive renewal terms of five (5) years each. Each Site Supplement shall automatically be extended for each successive renewal term unless Tenant notifies Landlord a minimum of one hundred-twenty (120) days prior to expiration of the then current term. Notwithstanding the expiration of the Master Lease, its terms and conditions shall continue to apply to each Site Supplement until the expiration or termination of that Site Supplement. Each renewal term shall be on the same terms and conditions as set forth in this Master Lease and the Site Supplement, except that the rent shall be increased by an amount equal to 15% of the rent in effect during the preceding term or renewal term.

4.   RENT.
     ----

     (a) Tenant shall pay Landlord, as rent, the sum identified for each site as set forth in each Site Supplement. If the tower is new construction, Rent shall commence for each Site Supplement after Landlord completes construction or as may otherwise specifically be provided therein. If the Tower is an existing Tower,

--------------------------------------------------------------------------------
        Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Rent shall commence when tenant begins construction or as may otherwise specifically be provided therein. Rent shall be due monthly in advance, payable to SCANA Communications, Inc., at Landlord's address specified on the invoice. Rent shall be adjusted periodically as described in Paragraph 3, Site Supplement Term and Renewal.

     (b) Within 30 days of the receipt of the invoice, Tenant agrees to make payment in full, without deduction or setoff. Payment shall refer to the invoice number. Tenant agrees that any restrictive endorsements, releases, or other statements on or accompanying payments accepted by Landlord shall not be effective. Delinquent payments shall bear interest at the rate of ***** per month, or portion thereof, but not to exceed the maximum lawful rate.

     (c) Charges under this Master Lease, including all Site Supplements, do not include taxes. Tenant agrees to pay any sales, use, or other taxes (exclusive of taxes on Landlord's net income) that may be levied on Landlord in connection with the Tenant's attachments on the Tower and use of the Property pursuant to Paragraph 15, unless Tenant has provided Landlord with a valid tax exemption certificate.

     (d) If Tenant disputes the amount of Landlord's invoice, Tenant shall notify Landlord in writing within sixty (60) days after the invoice date. Pending resolution of the dispute as outlined in Paragraph 17, Tenant shall pay all undisputed amounts and Tenant and Landlord shall adhere to all other rights and obligations under this Master Lease. If the dispute is ultimately resolved in the Tenant's favor, Landlord shall issue a credit on Tenant's invoice. If the Site Supplement has expired or terminated, Landlord shall promptly remit a refund to Tenant.

     (e) If a Site Supplement is terminated at any time other than due to default by Tenant, rent shall be prorated as of the date of termination and all prepaid rent shall be refunded to Tenant.

5.   PERMITTED USE.
     -------------

     (a) The Property may be used by Tenant only for permitted uses which are the transmission and reception of radio communication signals and for the construction, maintenance, repair or replacement of antennas and other Landlord-approved equipment and related facilities ("Communications Facility(ies)" or "Communications System(s)"). Unless otherwise specified by Landlord, Tenant shall obtain, at Tenant's expense, all licenses and permits required for Tenant's use of the Property from all applicable government and/or regulatory entities ("Governmental Approvals"). Tenant may (prior to or after the commencement date of the Site Supplement) obtain a title report, perform surveys, soils tests, and other engineering procedures on, under and over the Property, necessary to determine that Tenant's use of the Property will be compatible with Tenant's engineering specifications, system design, operations, Government Approvals and Landlord standards. All on-site activities performed prior to the commencement date of the Site Supplement, such as feasibility testing and site suitability assurance, may occur only with the prior written approval of Landlord, unless otherwise specified in writing by the Landlord. Tenant must provide a certificate of insurance, or evidence of an approved program of self insurance consistent with the requirements in Paragraph 9, prior to conducting any on-site activities, such as feasibility testing and site suitability assurance.

     (b) Prior to execution of a Site Supplement, Tenant will examine the Property. If requested by Landlord, Tenant will conduct a feasibility study at Tenant's expense and assure its review and approval by Landlord. Tenant will determine that the Property is suitable for Tenant's Communications Facility and intended use. Landlord makes no representations that the Property is suitable for Tenant's facilities and intended use.

6.   INTERFERENCE.
     ------------

     (a) Tenant shall not use the Property in any way which materially interferes with the use of the Property by Landlord, the provision of services to Landlord's customers, or the use of the Property by other tenants or licensees of Landlord. Similarly, Landlord shall not use, nor shall Landlord permit its tenants, licensees, employees, invitees or agents to use any portion of Landlord's Property in any way which interferes with the operation of Tenant.

--------------------------------------------------------------------------------
        ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     (b) Tenant agrees not to cause any material interference to the radio operation of any radio transmission or reception equipment located on the Property which is in place and operational prior to installation of Tenant's equipment. Landlord agrees not to cause, and not to allow any other Tenant or licensee to cause, any material interference to the operation of any of Tenant's radio transmission or reception equipment located on the Property which is in place and operational prior to installation of Landlords's or Landlord's other tenant's or licensee's equipment. In the event that one party causes material interference, the party causing the interference shall have a) 14 days to alleviate said interference if the interference adversely affects a non-interfering party operations, or b) 72 hours to alleviate said interference if the interference is so extreme as to render a non-interfering party's communications equipment inoperable.

7.   IMPROVEMENTS; UTILITIES; ACCESS; INSPECTION.
     -------------------------------------------

     (a) Upon execution of a Site Supplement, Tenant shall have the right, at its expense, to construct, maintain, install, relocate and remove improvements, personal property and Communications Facilities. Landlord's prior consent to the site plans and specifications for such building and other improvements shall be required but shall not be unreasonably withheld or delayed and shall be deemed given as to those items listed in the Site Supplement.

     (b) Tenant shall provide in writing the names, addresses and telephone numbers of all persons who will perform work on behalf of Tenant at the site. Landlord shall have the right to inspect identification of any of Tenant's personnel at any time. Landlord shall have the right to refuse access to any person who refuses to provide identification upon request or whose name does not appear on the personnel list provided by Tenant. Landlord reserves the right to refuse admittance to any of Tenant's personnel for good cause shown.

     (c) Tenant shall use for construction, maintenance, installation, relocation and removal only those contractors and/or subcontractors for which Landlord has given written approval, such approval not to be unreasonably withheld. Upon written approval of Landlord, Tenant shall have the right to replace or upgrade antennas or equipment at any time during the term or renewal term of a Site Supplement. Tenant shall cause all construction to occur lien-free and in compliance with all applicable laws and ordinances. The antennas, cabling and tenant-installed equipment and Communications Facility shall remain the exclusive personal property of the Tenant. Tenant shall have the right to remove the antennas, cabling and equipment upon termination of a Site Supplement. All removal work shall be performed at Tenant's expense. All removal work shall be completed within 180 days of termination of a Site Supplement.

     (d) Tenant, at its expense, may use any and all appropriate means of restricting access to Tenant's equipment upon written approval of Landlord.

     (e) Unless otherwise specified by the Landlord, Tenant shall, at Tenant's expense, keep and maintain the Property and all building and improvements utilized by Tenant now or hereafter located thereon in reasonable condition and repair during the term of a Site Supplement. Upon termination of the Site Supplement, the Property shall be returned to Landlord in good, usable condition except for normal wear and tear. Fifty percent of the estimated costs incurred by Landlord to return Property to good, usable condition shall be paid by Tenant prior to removal of antennas, cabling and other equipment. The remaining actual costs will be due to Landlord within 30 days of the date of the final invoice for these costs.

     (f) Landlord covenants that it will keep the Tower in good repair as required by state and federal law. Landlord shall also comply with all rules and regulations lawfully promulgated by the Federal Communications Commission and the Federal Aviation Administration with regard to the lighting, marking, painting of towers or other requirements, as well as local, state and other federal laws. If Landlord fails to adhere to such requirements, Tenant may perform the necessary work to bring the Property within compliance, after 30 days written notice to Landlord. The costs thereof shall be payable to Tenant on demand. Failure of Landlord to pay shall then authorize Tenant to deduct the amount from the rental payment.

     (g) Tenant shall pay any additional utilities charges due to Tenant's use of the Property. Upon receipt of Landlord's prior written approval, such approval not to be unreasonably withheld Tenant shall have the right to install utilities, at Tenant's expense, and to improve the present utilities on the Property (including, but not limited to the installation of emergency power generators and air conditioning systems). Landlord hereby grants an easement for the term and renewal terms of the Site Supplement, to permanently place any utilities on or to bring utilities across the Property in order to service the Property, antennas and other equipment, subject to Landlord's written approval of the design and installation method and procedures.

     (h) As partial consideration for rent paid under each Site Supplement, Landlord hereby grants Tenant an easement ("Easement") for ingress, egress, and access (including access described in Paragraph 1) to the Property adequate to service the Property, antennas and other equipment. Any Easement provided hereunder shall have the same term and renewal terms as the applicable Site Supplement.

     (i) Landlord and its agents may inspect or observe at any time any work while in progress or after completion to ascertain whether the work is in accordance with the specifications and requirements of this Master Lease or applicable Site Supplement, reasonable Landlord standards, and applicable laws and regulations. Landlord may require Tenant to correct any faulty work. Such inspection and requirement for correction shall not relieve Tenant of full responsibility for the proper performance of the work.

8.   TERMINATION.
     -----------

     Except as otherwise provided herein, this Master Lease or a Site Supplement may be terminated, without any penalty or further liability as follows:

     (a) Upon thirty (30) days' written notice by Landlord if Tenant fails to cure a default for payment of amounts due under this Master Lease or any Site Supplement within that 30-day period;

     (b) Upon thirty (30) days' written notice by either party in the event the other party defaults or violates any term or condition of this Master Lease or the Site Supplement and fails to cure such default within that 30-day period, or such longer period as may be required to diligently complete a cure commenced within that 30-day period;

     (c) If Tenant, after execution of the Site Supplement does not obtain or maintain all Governmental Approvals for the Site Supplement as specified in Paragraph 5(a) above, after having made a good faith effort, then either party shall, by notice to the other, have the right to cancel all rights and obligations under the Site Supplement provided Tenant reimburses Landlord for actual and other preparatory expenses incurred.

     (d) Immediately upon written notice if the Property or the antennae, equipment or Communications Facility is destroyed, damaged or rendered inoperative through no fault of Tenant, so as, in Tenant's reasonable judgment, to substantially and adversely affect the effective use of the site. In such event, all rights and obligations of the parties shall cease as of the date of the damage, destruction or inoperability and Tenant shall be entitled to any rent prepaid by Tenant. Provided, however, that Tenant may elect to continue the affected Site Supplement and all rent shall abate until the Property, Communications Facility, and/or antennas and other equipment are restored to working condition.

     (e) Upon lawful condemnation of the Property by an entity having the power of eminent domain. Parties shall pursue their own separate awards in any eminent domain action.

     (f)  For the reasons specified in Paragraph 6.

     (g) By Tenant, if Tenant is unable to occupy and utilize the Property due to an action of the FCC, including without limitation, a take back of channels or change in frequencies. Tenant shall be obligated to pay Landlord for all actual and other preparatory expenses incurred.

9.   INSURANCE AND SUBROGATION.
     -------------------------

     (a) Prior to work commencing, including feasibility testing and site suitabililty assurance described in Paragraphs 5(a) and (b) above, Tenant shall provide proof of insurance, as outlined below, and shall maintain the coverages specified during the full term of this Master Lease, and any Site Supplement and for 180 days after its termination for any reason:

     Commercial General Liability Insurance in an aggregate amount of
      $1,000,000.
     Workers' Compensation coverage in the statutory amount.
     Employers' Liability Occupational Disease and Bodily Injury,
          Combined Single Limit of $1,000,000.
     Automobile Liability for Owned and Non owned Autos,
          Combined Single Limit of $1,000,000.
     All Risk Insurance with Standard Extended Coverage, Replacement Value,
          Without Coinsurance Factor for full replacement value of Tenant's facilities and Tenant's equipment, tools, and personal property (including Communications Facilities) located on the Property.

     (b) Landlord shall be listed as an additional insured on the policy or policies. Tenant may satisfy this requirement by obtaining appropriate endorsement to any master policy of liability insurance Tenant may maintain.

     (c) In lieu of above, Tenant may provide evidence of an approved program of self insurance.

     (d) Landlord and Tenant hereby mutually release each other (and their successors or assigns) from liability and waive all rights of recovery against the other for any loss or damage covered by their respective first party property insurance policies for all perils insured thereunder. In the event of such insured loss, neither party's insurance company shall have a subrogated claim against the other.

     (e) Tenant shall require its contractors and subcontractors to carry workers' compensation insurance and adequate liability insurance in conformity with the minimum requirements listed above.

10.  LIMITED LIABILITY.
     -----------------

     Tenant agrees to release and hold Landlord harmless from any and all claims arising from the installation, construction, use, maintenance, repair, relocation or removal of the antennas and other equipment, except for claims arising from the negligent acts or willful misconduct of Landlord, its employees, or agents. Landlord agrees to release and hold Tenant harmless from any and all claims arising from the installation, construction, use, maintenance, repair, relocation or removal of the antennas and other equipment, except for claims arising from the negligent acts or willful misconduct of Tenant, its employees, or agents.

11.  INDEMNIFICATION.
     ---------------

     (a) Each party shall indemnify and hold the other party harmless against any claim of liability or loss from personal injury or property damage resulting from or arising out of the indemnifying party's negligent acts or omissions or willful misconduct, or those of its servants or agents, in connections with the Property, except to the extent due to the indemnified party's negligent acts or omissions or those of its servants or agents.

     (b) Tenant will compensate Landlord for the full actual loss, damage or destruction of Landlord's Property that in any way arises from or is related to Tenant's negligent use of the Property pursuant to this Master Lease and the Site Supplement or activities undertaken pursuant to this Master Lease or the Site Supplement (including, without limitation, the installation, construction, operation, maintenance, repair or removal of Tenant's Communications Facilities), except to the extent due to the Landlord's negligent acts or omissions or those of its servants or agent

     (c) Landlord will compensate Tenant for the full actual loss, damage, or destruction of Tenant's property that results from or arises out of Landlord's negligent acts or omissions or willful misconduct, or those of its servants or agents, except to the extent due to the Tenant's negligent acts or omissions or those of its servants or agents.

     (d) Without limiting the foregoing, Tenant will indemnify, defend, and hold harmless Landlord and Landlord's agents and employees, from any and all claims asserted by customers of Tenant in any way arising out of or in connection with this Master Lease or the Site Supplements or Tenant's Communications System, except to the extent arising out of the gross negligence or willful misconduct of Landlord or Landlord's agents or employees.

     (e) Without limiting the foregoing and to the extent not prohibited by law, Tenant will release, indemnify, defend, and hold Landlord (and its affiliates and personnel) harmless against all losses, costs (including reasonable attorneys' fees), damages, expenses, claims, demands, or liabilities arising out of or caused by, or alleged to have arisen out of or been caused by:

          (1) any defect, failure or malfunction of any facilities or materials furnished by Tenant;

          (2) Tenant's use, maintenance, repair, relocation or removal of its materials or facilities or presence of such on the Property;

          (3) any failure by Tenant to satisfy all claims for labor, equipment, materials and other obligations relating to the performance of the work under this Master Lease or the Site Supplements.

12.  ENVIRONMENTAL LAWS.
     ------------------

     Tenant represents, warrants and agrees that it will conduct its activities on the Property in compliance with all applicable Environmental Laws, as defined below. Landlord represents, warrants and agrees that it will conduct its activities on the Property in compliance with all applicable Environmental Laws.

     Landlord shall promptly conduct any investigation and remediation as required by any Environmental Laws or common law, of all spills or other releases of Hazardous Substances, as defined below, not caused solely by Tenant, that have occurred or which may occur on the Property. Landlord reserves the right to report to the appropriate agency on Tenant's behalf, any release or spill where reporting is required by law and where such report is not made by Tenant within the required time frame. Financial responsibility for investigation and/or remediation activities shall be shared according to fault.

     Tenant agrees to defend, indemnify and hold Landlord harmless from and against any and all claims, causes of action, demands and liability including, but not limited to, damages, costs, expenses, assessments, penalties, fines, losses, judgments and attorneys' fees that Landlord may suffer due to the existence or discovery of any Hazardous Substances and dangerous conditions on the Property or the migration of any Hazardous Substances (or likelihood of migration due to the existence of dangerous conditions) to other properties or release into the environment that relate to or arise from Tenant's activities on the Property.

     Landlord agrees to defend, indemnify and hold Tenant harmless from and against any and all claims, causes of action, demands and liability including, but not limited to, damages, costs, expenses, assessments, penalties, fines, losses, judgments and attorneys' fees that Tenant may suffer due to the existence or discovery of any Hazardous Substances on the property or the migration of any Hazardous Substances to other properties or release into the environment, that relate to or arise from Landlord's activities or the activities of any third parties prior to or during the term and renewal term of this Master Lease and each Site Supplement and from all activities on the Property prior to commencement of this Master Lease and each Site Supplement.

     The indemnifications in this section specifically include, but are not limited to, costs incurred in connection with any investigation of site conditions or any cleanup, remediation, removal or restoration work required by any governmental authority.

     As used in this Master Lease, "Environmental Laws" mean all federal, state and local environmental laws, rules, regulations, ordinances, judicial or administrative decrees, orders, decisions, authorization or permits, including, but not limited to, the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901, et seq. , the Clean Air Act, 42 U.S.C. (S) 7401, et seq., the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251, et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. (S) 1101, et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601, et seq., the Toxic Substances Control Act, 15 U.S.C. (S) 2601, et seq., the Oil Pollution Control Act, 33 U.S.C. (S) 2701, et seq., or any other comparable local, state or federal statute or ordinance pertaining to the environment or natural resources and all regulations pertaining thereto.

     As used in this Master Lease, "Hazardous Substances" mean any hazardous substances as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended from time to time; any hazardous waste as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time; any and all material or substance which is or becomes defined as a hazardous substance, pollutant or contaminant subject to reporting, investigation or remediation pursuant to any federal, state or local laws or regulations or order; and any substance which is or becomes regulated by any federal, state or local governmental authority; any oil, petroleum products and their by-products.

13.  ASSIGNMENT.
     ----------

     This lease shall run with the Property and shall be binding upon and inure to the benefit of the parties, their respective successors, personal representatives and assigns.

     Landlord agrees that Tenant may assign this Master Lease and any Site Supplement, and all rights, benefit, liabilities and obligations hereunder, only to any person or business entity which is licensed by the FCC to operate a wireless communications business, is a parent or subsidiary of Tenant, controls or is controlled by or under common control with Tenant, is merged or consolidated with Tenant or purchases a majority or controlling interest in the ownership or assets of Tenant. Tenant shall provide written notification of its intent to assign at least one-hundred and twenty (120) days in advance. Upon written notification of Tenant to Landlord of any such action and Assignee's written assumption of all terms and conditions of this Master Lease and all Site Supplements, Tenant shall be relieved of all future performance, liabilities and obligations under this Master Lease and any Site Supplement as of the effective date of the assignment. Tenant may not otherwise assign this Master Lease or any Site Supplement without Landlord's written consent.

     Tenant may not sublet any Property, Antennas or Cables under this Master Lease or any Site Supplement.

14.  QUIET ENJOYMENT, TITLE AND AUTHORITY.
     ------------------------------------

     Landlord covenants and warrants to Tenant that (a) Landlord has full right, power and authority to execute this Master Lease and each Site Supplement, and that Tenant, upon the faithful performance of all of the terms, conditions, and obligations of Tenant contained in this Master Lease and a Site Supplement, shall peaceably and quietly hold and enjoy the Property upon the terms, covenants, and conditions set forth in this Master Lease and the Site Supplement throughout the initial term and renewal terms thereof; (b) it has good and unencumbered title to the Property free and clear of any liens or mortgages, except those disclosed to Tenant which will not interfere with Tenant's right to or use of the Property; and (c) execution and performance of this Master Lease and each Site Supplement will not violate any laws, ordinances, covenants, or the provisions of any mortgage, lease, or other agreement binding on Landlord.

15.  TAXES.
     -----

     Tenant shall pay any personal property taxes assessed on, or any portion of such taxes attributable to the Communications Facilities or Communications System. Landlord shall pay when due all real property taxes and all other fees and assessments attributable to the Property. However, Tenant shall pay, as additional rent, any increase in real property taxes levied against the Property (excluding any additional taxes that relate to the period prior to the commencement date of the Site Supplement, i.e., roll-back taxes) which is directly attributable to Tenant's use of the Property, and Landlord agrees to furnish proof of such increase to Tenant, upon Tenant's request. Tenant shall have the right to request the taxing authority to separately assess its communications facilities and systems.

16.  CONFIDENTIALITY.
     ---------------

     The parties shall keep confidential the terms and conditions of this Master Lease and all Site Supplements, except as reasonably necessary for performance thereunder and except to the extent disclosure may be required by applicable laws or regulations, in which latter case, the party required to make such disclosure shall promptly inform the other party prior to such disclosure to enable that party to make known any objections it may have to such disclosure.

17.  GOVERNING LAW.
     -------------

     This Master Lease and each Site Supplement and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the state where the Property is located.

18.  FORCE MAJEURE.
     -------------

     Except for payment of the monthly rent and other payments due Landlord, neither party shall have any liability for its delays or its failure in performance due to: fire, explosion, pest damage, power failures, strikes or labor disputes except as outlined in Paragraph 8, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, or other causes beyond its reasonable control, whether or not similar to the foregoing.

19.  NON-WAIVER.
     ----------

     No course of dealing, course of performance or failure of either party strictly to enforce any term, right or condition of this Master Lease or any Site Supplement shall be construed as a waiver of any term, right or condition.

20.  HEADINGS.
     --------

     All headings contained in this Master Lease and the Site Supplements are inserted for convenience only and are not intended to affect the meaning or interpretation of this Master Lease, the Site Supplements or any clause therein.

21.  NOTICES.
     -------

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if personally delivered or mailed via certified mail-return receipt requested, or sent by overnight carrier to the following addresses:


If to Landlord, to:                          If to Tenant, to:

SCANA Communications, Inc.                   Triton PCS Property Company, L.L.C.
440 Knox Abbott Drive                        101 Lindenwood Drive
Suite 240                                    Suite 125
Cayce, South Carolina  29033                 Malvern, PA

                                             with a copy to:
                                             General Manager
                                             Triton PCS Property Company, L.L.C.
                                             Suite 101
                                             Charleston, SC 29405


22.  MISCELLANEOUS.
     -------------

     (a) If either party is represented by a real estate broker or any other agent in this transaction, that party shall be fully responsible for any fee due such broker and shall hold the other party harmless from any claims for commission by such broker.

     (b) Each party agrees to cooperate with the other in executing any documents including a Memorandum of Lease, necessary to protect its rights or use of the Property. The Memorandum of Lease may be recorded, in place of this Master Lease, by either party.

     (c) If any term of this Master Lease is found to be void or invalid, such invalidity shall not affect the remaining terms of this Master Lease, which shall continue in full force and effect.

23.  ENTIRE AGREEMENT.
     ----------------

     The terms and conditions contained in this Master Lease and each Site Supplement supersede all prior oral or written understandings between the parties and constitute the entire agreement between them concerning the subject matter of this Master Lease and each Site Supplement. There are no understandings or representations, express or implied, not expressly set forth in this Master Lease or the Site Supplements. This Master Lease and each Site Supplement shall not be modified or amended except by a writing signed by the authorized representatives of the parties.

     In any provision of this agreement which the consent of a party is required, said consent shall not be unreasonably withheld or delayed.

     WHEREFORE, we set our hands and seals,


For the Landlord:                           For the Tenant:

SCANA COMMUNICATIONS, INC.                  TRITON PCS PROPERTY COMPANY, L.L.C.
                                            By:  Triton Management Company, Inc.
                                                 its Manager

By:________________________________         By:________________________________

Printed Name:  George J. Bullwinkel,        Printed Name:  Michael C. Mears
Jr.

Title:  President                           Title:  President & G.M. - South
                                                    Region

Date_______________________________         Date________________________________

Attest:____________________________         Attest:_____________________________

Printed Name:______________________         Printed Name:_______________________

Title:_____________________________         Title:______________________________

         (AFFIX CORPORATE SEAL)                       (AFFIX CORPORATE SEAL)

                           NOTARIAL ACKNOWLEDGEMENT

     STATE OF ______________________________________

     COUNTY OF ____________________________________

     I, _____________________________________, a notary public for said county and state, do hereby certify that ____________________, personally appeared before me this day and acknowledged that (s)he is the _________________ of Triton PCS Property Company, L.L.C., and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by ___________________________, its ________________________, and attested by
______________________ as its ______________________.

     WITNESS my hand and official stamp or seal, this _____ day of ___________, 199__.

Sworn to and subscribed before me:            this _____ day of ________, 1998.


___________________________________

Notary Public for ____________________

My Commission Expires: ______________

(NOTARY SEAL)

                           NOTARIAL ACKNOWLEDGEMENT

     STATE OF ______________________________________

     COUNTY OF ____________________________________

     I, _____________________________________, a notary public for said county and state, do hereby certify that George J. Bullwinkel, Jr., personally appeared before me this day and acknowledged that he is the President of SCANA Communications, Inc., a South Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by George J. Bullwinkel, Jr., its President, sealed with its corporate seal and attested by Lynn Williams as its Secretary.

     WITNESS my hand and official stamp or seal, this _____ day of ___________, 199__.

Sworn to and subscribed before me:            this _____ day of ________, 1998.


___________________________________

Notary Public for _____________________

My Commission Expires: ______________

                                 (NOTARY SEAL)

                                SITE SUPPLEMENT
                                ---------------


SITE SUPPLEMENT NUMBER:  TR-0001

TENANT'S NAME: Triton PCS Property Company, L.L.C.

SITE NAME:  SC Pipeline

COMMENCEMENT DATE:_______________________

This Site Supplement ("Site Supplement") is made and entered into as of the _____day of ________________ 1998, by and between SCANA Communications, Inc., a South Carolina corporation ("Landlord") and Triton PCS Property Company, L.L.C. ("Tenant"). This is a Site Supplement as referred to in that certain Master Tower Site Lease Agreement executed by the parties as of April 13, 1998 ("Master Lease"). All of the terms and conditions of the Master Lease are incorporated herein by reference and made a part hereof without the necessity of repeating or attaching the Master Lease. In the event of any contradiction, modification or inconsistency between the terms of the Master and this Site Supplement, the terms of this Site Supplement shall prevail. Capitalized terms used in this Site Supplement shall have the same meaning ascribed to them in the Master Lease unless otherwise indicated herein. The annexed exhibits form a material part of this Site Supplement.

The Site is described as follows:

Property Legal Description:    See attached Lease

Antenna Description: (include height on tower, manufacturer and model numbers)

Operating Frequency(ies) and Power output

Transmission Line Description:  (include manufacturer and diameter)

Land Requirement:

Tenant is responsible for providing a Plot Plan Sketch outlining its equipment shelter location to Landlord for review and approval prior to project commencement.

                       DESCRIPTION OF LAND AND EASEMENTS
                       ---------------------------------

The Legal Description of the Land is as follows:

The easements for access and utilities granted with the execution of this Site Supplement, as described in Paragraph 1 of the Master Lease are as follows: See Attachment A annexed hereto.

Tenant's designated Tower space:

Tenant's designated Land space:

                           FEES, CHARGES AND NOTICES
                           -------------------------

The rent referred to in Paragraph 4(a) of the Master Lease is as follows:

During the initial term, Tenant shall pay a monthly rent of *****

Payments shall be made to SCANA Communications, Inc., and shall be sent to the address indicated on the invoice, or if an address is not indicated on the invoice, payment shall be sent to the address indicated below or such other address as may be designated in writing, from time to time by SCANA Communications, Inc.

                    SCANA Communications, Inc.
                    440 Knox Abbott Drive
                    Suite 240
                    Cayce, South Carolina  29033.

All notices shall be sent to the address indicated below or such other addresses as may be designated from time to time by Tenant:

                    Triton PCS Property Company, L.L.C.
                    101 Lindenwood Drive
                    Suite 125
                    Malvern, PA  19355

                    With a copy to:
                    General Manager
                    Triton PCS Property Company, L.L.C.
                    4055 Faber Place
                    Suite 101
                    Charleston, SC  29405

                                 CONSTRUCTION
                                 ------------

The plans and specifications for building, Tower and other improvements as referred to in Paragraph 7 of the Master Lease are as follows:

Landlord will be responsible for:

 .    Reviewing and approving Tenant's equipment shelter installation specifications and drawings.
 .    Supervising and approving the placement and installation of Tenant's shelter.
 .    Reviewing and approving Tenant's list of contractors and subcontractors needing access to the Site.
 .    Reviewing and approving Tenant's list of installation and maintenance personnel needing access to the Site.
 .    Providing Tenant with facilities to place a lock.
 .    Providing Tenant with a list of emergency contact numbers.

Tenant will be responsible for:

 .    Placing its equipment inside the Tower area. Tenant will follow Landlord's standards.
 .    Maintaining the coaxial cables from the Tower yard to its equipment pad.
 .    Obtaining and supplying its facilities with power from the outside utility company.
 .    Obtaining all required zoning, construction, local state or federal permits.
 .    Furnishing the antennas, mounts, coaxial cable, equipment, and any other associated equipment necessary to successfully implement this project.
 .    Providing equipment installation specifications and drawings for review and approval by Landlord.


--------------------------------------------------------------------------------
        ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

 .    Performing equipment, antenna and line installation.
 .    Providing a list of contractors and subcontractors for review and approval by Landlord. List will include names, addresses and phone numbers.
 .    Providing a list of installation and maintenance personnel needing access to the Site for review and approval by Landlord. List will include names, addresses and phone numbers.

Tenant will have 24 hour, 365 days a year of unescorted access to this Site barring any reasonable security concerns that may arise during the term.

IN WITNESS WHEREOF, the parties have caused this Site Supplement to be executed by their authorized representatives on the dates noted below:


WITNESSES:                          SCANA COMMUNICATIONS, INC.
                                    a South Carolina corporation


___________________________         BY:__________________________________

___________________________         ITS:_________________________________


                                    DATE:________________________________

                                    Attest:

                                    BY:__________________________________

                                    ITS:  _______________________________
                                             (AFFIX CORPORATE SEAL)



WITNESSES:                          TRITON PCS PROPERTY COMPANY, L.L.C.
                                    By:  Triton Management Company, Inc.
                                         its manager


                                    BY:__________________________________

                                    ITS: ________________________________

                                    DATE:  ______________________________

                                    Attest:

                                    BY:__________________________________

                                    ITS:  _______________________________
                                            (AFFIX CORPORATE SEAL)

                            MEMORANDUM OF AGREEMENT
                            -----------------------

     This Memorandum of Agreement is entered into on this ____ day of ________________, 1998, by and between SCANA Communications, Inc., a South Carolina corporation, with an office at 440 Knox Abbott Drive, Suite 240, Cayce, South Carolina 29033, (hereinafter referred to as "Landlord") and Triton PCS Property Company, L.L.C. with an office at 101 Lindenwood Drive, Suite 125, Malvern, Pennsylvania 19355 (hereinafter referred to as "Tenant").

     1. Pursuant to a Master Tower Site Lease Agreement, Landlord and Tenant entered into a Site Lease Supplement ("Site Supplement") on the ____ day of ____________ 1998, for the purpose of installing, operating and maintaining a telecommunications facility and other improvements. All of the foregoing are set forth in the Site Supplement.

     2. The initial term of the Site Supplement is five (5) years commencing on _________________, 1998, ("Commencement Date"), and terminating on the fifth anniversary of the Commencement Date with up to four (4) successive five (5) year options to renew.

     3. The Land which is the subject of the Site Supplement and the portion of the Land being leased to Tenant is described in Attachment A annexed hereto.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Agreement as of the day and year first above written.


WITNESSES:                          SCANA COMMUNICATIONS, INC.
                                    a South Carolina corporation


_________________________           BY:_________________________________

_________________________           ITS:_________________________________


                                    Attest:

                                    BY:__________________________________
                                    ITS:_________________________________



WITNESSES:                          TRITON PCS PROPERTY COMPANY, L.L.C.
                                    By:  Triton Management Company, Inc.
                                         its manager


_________________________           BY:__________________________________

_________________________           ITS:_________________________________


                                    Attest:

_________________________           BY:__________________________________

_________________________           ITS:_________________________________

STATE OF SOUTH CAROLINA

COUNTY OF RICHLAND)

     PERSONALLY APPEARED before me the undersigned witness and made oath that s(he) saw the within-named SCANA COMMUNICATIONS, INC. by George J. Bullwinkel, Jr., its President and Lynn M. Williams its Secretary, sign, seal and as its act and deed, deliver the within-written instrument and that (s)he with the other witness named above witnessed the execution thereof.


                                          ___________________________________

SWORN to before me this ________
day of __________, 1998.

_____________________________________
Notary Public for South Carolina
My commission expires: ______________



STATE OF _______________________

COUNTY OF _____________________

     PERSONALLY APPEARED before me the undersigned witness and made oath that s(he) saw the within-named _________________________________________________ by
_____________________________________________, its _____________________________
and _______________________________ its ___________________ Secretary, sign, seal and as its act and deed, deliver the within-written instrument and that
(s)he with the other witness named above witnessed the execution thereof.


                                          ___________________________________

SWORN to before me this ________
day of __________, 1998.

____________________________________
Notary Public for __________________
My commission expires: _____________

                     SCHEDULE "I" TO MASTER SITE AGREEMENT
                     -------------------------------------

              SITE LEASE/ SUBLEASE/LICENSE/SUBLICENSE] AGREEMENT
              --------------------------------------------------

     THIS SITE [LEASE/SUBLEASE/LICENSE/SUBLICENSE/AGREEMENT (the "Site Agreement") is made as of the latter signature date hereof (the "Execution Date"), by and between ______________, a____________________ [CORPORATION]
[LIMITED PARTNERSHIP], its successors and assigns (hereinafter referred to as "BellSouth") and TRITON PCS PROPERTY COMPANY, L.L.C., a Delaware limited liability company (hereinafter referred to as "User").

     WHEREAS, the parties are party to the Master Site Agreement dated 1998 (the "MSA");

     WHEREAS, the parties desire that except as set forth in this Site Agreement, the terms and conditions of the MSA shall govern the relationship of the parties under this Site Agreement;

     WHEREAS, BellSouth [IS THE OWNER OF] [AS LESSEE/LICENSEE, LEASED/LICENSED FROM_______________(THE "MASTER LANDLORD") PURSUANT TO THAT CERTAIN LEASE/LICENSE AGREEMENT DATED __________19____ (THE "MASTER LEASE/LICENSE")] (WHICH MASTER LEASE/LICENSE IS ATTACHED HERETO AS EXHIBIT "A-1") AND INCORPORATED HEREIN BY REFERENCE, SUBJECT TO REDACTION OF FINANCIAL TERMS) certain real property located in __________, ______________ as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

     NOW, THEREFORE, for valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

     1.  MSA and Defined Terms.  Unless otherwise defined herein, capitalized
         ---------------------
terms shall have the meaning set forth in the MSA. The parties agree that except as otherwise set forth herein, the terms and conditions of the MSA shall govern the relationship of the parties under this Site Agreement and the MSA is incorporated herein by reference. In the event of a conflict or inconsistency between the terms of the MSA and this Site Agreement, the terms of this Site Agreement shall govern and control.

     2.  Demise.  BellSouth hereby [LEASES/SUBLEASES/LICENSES/SUBLICENSES] to
         ------
User and User hereby [LEASES/SUBLEASES/LICENSES/SUBLICENSES] from BellSouth the following:

          (a)  Tower Space.  [Subject to BellSouth or User obtaining the consent
               -----------
of the Master Landlord pursuant to Section 5(a) of the MSA, if required by the Master Lease/License, in BellSouth's sole reasonable opinion,] [t]ower space on BellSouth's Tower between the _____________(__) foot and _______________(___)
foot level (the "Tower Space"), for the placement of User's antenna array, platform, cables, brackets, wires and accessories, as more particularly described on Exhibit "C" attached hereto and incorporated herein by reference (the "Tower Facilities"); and

          (b)  Ground Space.  [Subject to BellSouth having ground space
               ------------
adequate to accommodate User's Ground Facilities, as hereinafter defined, and BellSouth or User obtaining the consent of the Master Landlord pursuant to
Section 5(a) of the MSA, if required by the Master Lease/License, in BellSouth's sole reasonable opinion,] [ground space containing ______ (_____) [acres/square feet], as approximately shown on Exhibit "B" attached hereto and incorporated herein by this reference and which will be more specifically shown on the As-Built Survey, as defined in Section 10 (vii) of the MSA, delivered by User to BellSouth in accordance with Section I 0 (vii) of the MSA and which As-Built Survey shall be attached to and become a part of this Site Agreement as Exhibit "B" when initialed by BellSouth and User in accordance with Section 10 (vii) of the MSA (the "Ground Space"), for the placement of equipment shelters and cabinets, telecommunications equipment within such equipment shelters and cabinets, concrete pads, generators, cables, wires and accessories, as more particularly described on Exhibit "C" attached hereto and incorporated herein by reference (the "Ground Facilities"); together with

          (c)  Ingress and Egress.  Subject to the limitations set forth in
               ------------------
Section 11 of the MSA (1)the non-exclusive right to use the Tower, at locations mutually agreed upon by User and BellSouth, for the term hereof for ingress, egress, and access to the Tower Space adequate to service the Tower Facilities and (ii) if the term "Leased Space" as used herein includes Ground Space, a non-exclusive easement for the term hereof, for ingress, egress, and access to the Leased Space across [(AA)] the Property in locations mutually agreed upon in writing by BellSouth and User [AND (BB) ACROSS THE PROPERTY OF THE MASTER LANDLORD TO THE EXTENT AND IN THE LOCATIONS THE MASTER LANDLORD GRANTED INGRESS, EGRESS AND ACCESS EASEMENTS TO BELLSOUTH IN THE MASTER LEASE/LICENSE.]

          (d)  Utilities, Cable Runs.  BellSouth hereby grants to User the
               ---------------------
non-exclusive right to use the Tower for the term hereof to place any cable runs on the Tower, at locations mutually agreed upon in writing by BellSouth and User, in order to service or operate the Facilities, subject to BellSouth's prior written approval of the design and installation method and procedures, such approval not to be unreasonably withheld or delayed. [IF THE TERM "LEASED SPACE" INCLUDES THE GROUND SPACE, BELLSOUTH HEREBY GRANTS TO USER A NON-EXCLUSIVE EASEMENT FOR THE TERM HEREOF TO PLACE ANY UTILITIES OR CABLE RUNS ON OR BRING UTILITIES ACROSS THE PROPERTY AND IF THE PROPERTY IS LEASED OR LICENSED BY BELLSOUTH, THE PROPERTY OF THE MASTER LANDLORD TO THE EXTENT AND IN THE LOCATIONS THE MASTER LANDLORD GRANTED UTILITY AND CABLE RUN EASEMENTS].

     3.  Term/Site Commencement Date.  Provided [THE APPLICABLE CONTINGENCIES
         ---------------------------
SET FORTH IN SECTION 5 OF THE MSA HAVE BEEN SATISFIED,] User has paid BellSouth any required application fee, and the Site Cost Reimbursement Amount of [______________Dollars (______)], this Site Agreement term shall begin on the earlier to occur of (i) the date when User commences the installation of its Facilities on the Tower or (ii) forty-five (45) days from the Execution Date, unless further extended by the mutual written agreement of BellSouth and User (the "Site Commencement Date"), and shall continue until midnight of the tenth (10th ) anniversary of the Site Commencement Date (the "Initial Term"). Within five (5) business days of User's commencement of the installation of its Facilities on the Leased Space, User shall provide BellSouth written notice of the date User commenced installation of its Facilities on the Leased Space in the form of Exhibit "E" attached hereto. Provided [THE MASTER LEASE/LICENSE REMAINS IN EFFECT AND HAS NOT EXPIRED OR BEEN TERMINATED, AND] User is not in default, User shall have the option of extending this Site Agreement for two (2) additional five (5) year terms (the "Renewal Terms"). Such renewal options shall be deemed automatically exercised without notice by User to BellSouth unless User gives BellSouth written notice of its intention not to exercise any such option at least ninety (90) days prior to the expiration of the then current term, in which case, the term of the Site Agreement shall expire at the end of the then current term.

     3.  Rent/Renewal Terms.  In addition to any required application fee and
         ------------------
the Site Cost Reimbursement Amount, which shall be paid by User upon the execution and delivery of this Site Agreement, during the first five (5) years of the Initial Term, User shall pay annual rent of [Nineteen Thousand and No/100 Dollars ($19,000.00)] in equal annual installments in accordance with the MSA. For the sixth through tenth year of the Initial Term, the annual rent shall be increased by twenty percent (20%) over the annual rent for the first five (5) years of the Initial Term. Upon the commencement of each Renewal Term, the annual rent shall be increased by twenty percent (20%) over the annual rent then payable for the immediately preceding term. Unless otherwise directed in writing by BellSouth, User shall forward all rental and other payments required hereunder to:

               BellSouth Personal Communications, Inc.
               Attention: Treasury/Accounting Department
               3353 Peachtree Road, N.E., Suite 400
               Atlanta, GA 30326
               Recurring Invoice No. 71302 - ___-______-________

     5.   Additional Rent.  In addition to the rent set forth in Section 4
          ---------------
hereof, User hereby agrees to pay additional rent to BellSouth for any additional equipment added to BellSouth's Tower after the installation of the Tower Facilities set forth in Exhibit "C" hereto. Additional rent shall be calculated based on a rental amount for each piece of additional equipment. Such rental amounts are set forth below:

          Equipment                       Rental Amount
          ---------                       -------------

          ----------------                $------------

          ----------------                $------------

          ----------------                $------------

          ----------------                $------------


     6.   Hazardous Substances. [BELLSOUTH IS NOT AWARE OF, AND HAS NOT
          --------------------
RECEIVED NOTICE OF, THE DISPOSAL, RELEASE OR PRESENCE OF HAZARDOUS SUBSTANCES ON THE PROPERTY IN VIOLATION OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDER.]

     [7.  NATIONAL ENVIRONMENTAL POLICY ACT COMPLIANCE. ADD PROVISION IF
          --------------------------------------------
BELLSOUTH HAS NOT COMPLIED OR IS IN THE PROCESS OF COMPLYING WITH NEPA.]

     [8/9]. Notice.  All notices hereunder shall be deemed validly given if
            ------
sent by certified mail, return receipt requested, or with a nationally recognized courier which provides notice of receipt, postage fully prepaid, addressed as follows, or to such other addresses as may be given from either party in writing to the other:

      BellSouth:             [BELLSOUTH CAROLINAS PCS, L.P.]
                             [c/o]BellSouth Personal Communications, Inc.
                             3353 Peachtree Road, N.E., Suite 300
                             Atlanta, GA 30326
                             Attn: Real Estate Manager

                             with a copy to:

                             [BELLSOUTH CAROLINAS PCS, L.P.]
                             [c/o]BellSouth Personal Communications, Inc.
                             3353 Peachtree Road, N.E., Suite 400
                             Atlanta, GA 30326
                             Attn: Legal Department

          User:              Triton PCS Property Company, L.L.C.
                             101 Lindenwood Drive
                             Malvern, PA 19355

                             with a copy to:

                             Kleinbard, Bell & Brecker, LLP
                             1900 Market Street, Suite 700
                             Philadelphia, PA 19103
                             Attn: Jay Goldstein, Esq.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the signature date set forth below.

                    USER:
                    ----

                    TRITON PCS PROPERTY COMPANY, L.L.C.
                    a Delaware limited partnership (SEAL)

                    By:  TRITON PCS PROPERTY COMPANY, INC.
                         a Delaware corporation,
                         its Manager


                         By:________________________________
                         Name:______________________________
                         Title:_____________________________

                         Attest:____________________________
                         Name:______________________________
                         Title:_____________________________

                         [AFFIX CORPORATE SEAL]


                         Signature Date:____________________


STATE OF ________________)
                         )
COUNTY___________________)

     I, a Notary Public for said County and State, do hereby certify that _____________ personally appeared before me this day and acknowledged that he/she is Secretary of TRITON MANAGEMENT COMPANY, INC., a corporation and Manager of TRITON PCS PROPERTY COMPANY L.L.C., a Delaware limited partnership liability company, and that by authority and as the act of the corporation as Manager, the foregoing instrument was signed in its name by its _____________ Secretary.



                         ____________________________________
                         Notary Public, State of_____________

                         My Commission Expires:______________

                         [NOTARIAL SEAL]

STATE OF_______________)
                       )
COUNTY_________________)

     I, a Notary Public for said County and State, do hereby certify that _____________ personally appeared before me this day and acknowledged that he/she is Secretary of TRITON MANAGEMENT COMPANY, INC., a corporation and Manager of TRITON PCS PROPERTY COMPANY L.L.C., a Delaware limited partnership liability company, and that by authority and as the act of the corporation as Manager, the foregoing instrument was signed in its name by its _______________ President, sealed with its corporate seal, and attested by him/her as its ____________ Secretary.



                    _________________________________
                    Notary Public, State of__________

                    My Commission Expires:___________

                    [NOTARIAL SEAL]

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the signature date set forth below.

                    BELLSOUTH:
                    ---------

                    [NAME OF CORPORATION OR LIMITED PARTNERSHIP HAVING THE FCC LICENSE]


                    [____________, LIMITED PARTNERSHIP,]
                    BY: [NAME OF CORPORATE GENERAL PARTNER],
                    ITS GENERAL PARTNER


                                 By:_______________________________
                                 Name:_____________________________
                                 Title:____________________________


                                 Attest:___________________________
                                 Name:_____________________________
                                 Title:____________________________

                                 [AFFIX CORPORATE SEAL]
                                 Signature Date:___________________

STATE OF____________________)
                            )
COUNTY______________________)

     I, a Notary Public for said County and State, do hereby certify that ______________ personally appeared before me this day and acknowledged that he/she is _________________ Secretary of _____________________________ a _____
_________________ and general partner of _____________________________, a
_____________________, and that by authority and as the act of the corporation as Manager, the foregoing instrument was signed in its name by its Secretary.


                    _______________________________________________
                    Notary Public, State of________________________

                    My Commission Expires:_________________________

                    [NOTARIAL SEAL]

                                  EXHIBIT "A"
                                  -----------


                               Site Description
                               ----------------



Site Name:   _____________                    MSA/RSA/MTA/BTA:__________
Site Number  _____________                    Site Address:_____________
Latitude:    _____________
Longitude:   _____________


Legal Description of Property:
-----------------------------



Legal Description of Access Easement:
------------------------------------



Legal Description of Utility Easement:
-------------------------------------

                                 EXHIBIT "A-1"
                                 -------------


                        MASTER LEASE/LICENSE AGREEMENT
                        ------------------------------

                            (Subject to redaction)

                                  EXHIBIT "B"
                                  -----------


                              USER'S GROUND SPACE
                              -------------------

                                  EXHIBIT "C"
                                  -----------


                 USER'S TOWER FACILITIES AND GROUND FACILITIES
                 ---------------------------------------------

                    [Attach User's Co-Location Application]

                                  EXHIBIT"D"
                                  ----------

                       Certification as to Ground Lease
                       --------------------------------

                                    [Date]
                                     ----



     RE:  Site Agreement from [BELLSOUTH'S OR USER'S NAME] to [BELLSOUTH OR
          -----------------------------------------------------------------
          USER] at
          --------

          -------------------------------, -------------------


Dear ________:

     Pursuant to the above referenced lease (the "Lease"), User hereby certifies unto BellSouth that User has obtained from the Master Landlord, as defined in the Site Agreement, a lease of a portion of the Master Landlord's property, as more particularly described in Section 3(a)(ii) of the Site Agreement, for ground space to accommodate [USER'S] Ground Facilities together with easements for access, utilities and cables.

                              Sincerely,



                              [BellSouth or User]

                                  EXHIBIT "E"
                                  -----------


                  NOTICE OF INSTALLATION OF USER'S FACILITIES
                  -------------------------------------------


                                    [DATE]
                                     ----

[BellSouth's Name]
[BellSouth's Address]


     RE:  Site Agreement from BellSouth to [USERL at
          ------------------------------------------
          -------------------, ---------------

Dear ----------:

     Pursuant to Section of the above-referenced this letter serves to advise you that [USER] commenced the installation of its Facilities on the Leased Space on the above-referenced property on _____________ 19__, which date shall be the Commencement Date, as defined in the above referenced Site Agreement.

                              Sincerely,


                              [User]

                    SCHEDULE "II" TO MASTER SITE AGREEMENT
                    --------------------------------------

                          ENTRY AND TESTING AGREEMENT

     This Entry and Testing Agreement ("Agreement") is made as of the ___ day of _______, 1998, between BELLSOUTH CAROLINAS PCS, L.P., a Delaware limited partnership, d/b/a BellSouth Mobility DCS ("BellSouth"), and TRITON PCS PROPERTY COMPANY, L.L.C., a Delaware limited liability company ("Entrant"), concerning the following described property [leased] [owned] by BellSouth ("Property"):
[insert site address]

     BellSouth currently owns and operates a communications tower (the "Tower") on the Property. BellSouth and Entrant are in the process of negotiating an agreement whereby Entrant will lease, sublease or license certain portions of the Tower and the Property. In order for Entrant to determine the viability and feasibility of the Property as a tower or antenna site, Entrant desires to enter upon and inspect the Property and/or to locate temporarily communications equipment on the Property to conduct short term radio propagation tests; and

     As an accommodation to Entrant, BellSouth is willing to grant permission to Entrant, its employees, agents or contractors to enter upon the Property solely to conduct such investigations, under the terms and conditions stated herein.
In consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

     1. BellSouth grants to Entrant, its contractors, agents, employees and assigns a right of entry and license to enter upon the Property solely to conduct and perform boundary surveys, Phase I environmental studies, and radio propagation tests (the "Permitted Activities"). Entrant's entry rights are specifically limited to the Permitted Activities and to the Property and shall not include any other activities, including without limitation any construction activities, on the Property or any other portion of the property surrounding the Property. Entrant shall be responsible for any and all costs related to the Permitted Activities, including any temporary installation, operation and removal of equipment on the Property and the Tower. Any entry or activity on the Tower by Entrant shall be coordinated in advance with BellSouth and shall be subject to BellSouth's approval and supervision, at Entrant's cost.

     2. Entrant agrees to comply with all local, state and federal laws, rules and ordinances applicable to the Permitted Activities. Entrant further agrees to exercise due care in the performance of all Permitted Activities on the Property, and not to interfere with BellSouth's or any other party's activities on the Property. Entrant shall promptly repair, at its cost, any damage to the Property, the Tower, or any other property caused by the acts or omissions of Entrant, its agents, employees, contractors or subcontractors.

     3. Entrant shall indemnify and hold harmless BellSouth, its employees, agents or contractors, from all claims, actions, damages, liability and expense, including without limitation attorneys' fees and costs, in connection with personal injury or property damage arising out of the acts or omissions of Entrant, its employees, agents or contractors, including without limitation the Permitted Activities, upon the Property, the Tower, or any other portion of the property surrounding the Property. This indemnification shall survive the expiration or termination of this Agreement.

     4. Entrant shall maintain, and shall have its contractors and subcontractors maintain, adequate insurance coverage, as determined by BellSouth. At BellSouth's request, Entrant agrees to provide certificates of insurance evidencing such insurance coverage of Entrant, its contractors, or subcontractors.

     5. The term of this Agreement shall be from the Execution Date to the earlier of (i) forty-five (45)days from the Execution Date or (ii) until BellSouth and Entrant enter into a lease, sublease or license with respect to the Property; provided, however, that BellSouth may immediately terminate this Agreement in the event Entrant breaches any term of this Agreement.

     6. In the event this Agreement expires or is terminated without the existence of a fully executed lease, sublease or license, Entrant will immediately remove any and all of its equipment from the Property and restore the Property to its condition existing immediately prior to such entry.

     7. This Agreement constitutes the entire understanding between the parties with respect to the activities contemplated by this Agreement. All prior agreements or understandings, whether oral or written, are superseded. This Agreement may be amended only by a written document duly executed by the parties. This Agreement is governed by the laws of the State wherein the Property is located.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date first above written.

                    BELLSOUTH:


                    ________________________,
                    a _______________________


                    By:______________________
                    Print Name:______________
                    Title:___________________



                    ENTRANT:
                    TRITON PCS PROPERTY COMPANY, L.L.C.,
                    a ______________ limited liability company


                    By: Triton Management Company, Inc. its Manager
                        __________________________
                        its Manager


                        By:______________________
                        Print Name:______________
                        Title:___________________